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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                         EDAC Technologies Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                          EDAC TECHNOLOGIES CORPORATION
                             1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032
                                 (860) 677-2603

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 4, 2004

      The 2004 Annual Meeting of Shareholders of EDAC Technologies Corporation, a Wisconsin corporation (the "Company"), will be held at the offices of the Company at 1790 New Britain Avenue, Farmington, Connecticut 06032, on Tuesday, May 4, 2004, at 11:00 a.m. local time, to consider and act upon the following matters:

      1. To elect six directors to serve until the next Annual Meeting of Shareholders;

      2. To ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for the fiscal year ending January 1, 2005; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/Glenn L. Purple

                                        Glenn L. Purple, Secretary

Farmington, Connecticut
April 7, 2004

      SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 2, 2004 ARE ENTITLED TO NOTICE OF, AND TO VOTE AT, THE MEETING OR ANY ADJOURNMENT THEREOF.

      YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

      A copy of the Company's 2003 Annual Report to Shareholders and a Proxy Statement also accompany this Notice.

                          EDAC TECHNOLOGIES CORPORATION
                             1806 NEW BRITAIN AVENUE
                          FARMINGTON, CONNECTICUT 06032

           PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 4, 2004

                             SOLICITATION AND VOTING

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EDAC Technologies Corporation ("EDAC" or the "Company") of proxies, in the accompanying form, to be used at the 2004 Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 1790 New Britain Avenue, Farmington, Connecticut 06032, on Tuesday, May 4, 2004, at 11:00 a.m. local time, and any adjournments thereof.

      The Company's Annual Report for the fiscal year ended January 3, 2004 is being mailed to shareholders, along with these proxy materials, on or about April 7, 2004.

      At the close of business on April 2, 2004, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,444,438 shares of common stock, par value $.0025 per share ("Common Stock"), outstanding and entitled to vote, constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

      The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or otherwise do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

      Assuming a quorum is present, the affirmative vote of the holders of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors, meaning the six directors receiving the most votes will be elected. All other matters which are properly brought before the meeting will be approved upon the affirmative vote of a majority of the shares of Common Stock represented and voting on the matter. Shares that abstain from voting as to a particular matter, and shares held in "street name" by a broker or nominee that indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or the shares voting on that matter.

      Although not required by law, the Company is seeking shareholder approval to ratify the appointment of Carlin, Charron & Rosen LLP as the Company's independent auditors for the 2004 fiscal year. If shareholders do not ratify such appointment, the Company may reevaluate its appointment.

      All shares of Common Stock represented by properly executed proxies that are received in time for the Annual Meeting and which have not been revoked will be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares of Common Stock will be voted "FOR" each nominee for election to the Board of Directors and "FOR" the ratification of the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company. In addition, the persons designated in such proxies will have the discretion to vote on matters incident to the conduct of the Annual Meeting. If the Company proposes to adjourn the Annual Meeting, the persons named in the enclosed proxy card will vote all shares of Common Stock for which they have authority in favor of such adjournment.

      The grant of a proxy on the enclosed proxy card does not preclude a shareholder from voting in person at the Annual Meeting. A shareholder may revoke a proxy at any time prior to its exercise by delivering to the Secretary of the Company, prior to the Annual Meeting, a written notice of revocation bearing a later date and time than the proxy, delivering to the Secretary of the Company a duly executed proxy bearing a later date and time than the revoked proxy, or attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

                              ELECTION OF DIRECTORS

NOMINEES

      The Company's By-Laws provide for at least five and no more than nine directors to be elected at each Annual Meeting of Shareholders. Each director holds office until the next succeeding Annual Meeting and until his or her successor is duly elected. In accordance with the By-Laws, the Board of Directors has set the number of directors at six. Proxies may not be voted for more than six directors. The persons named in the enclosed proxy will vote to elect each of William B. Bayne, Jr., John Moses, Dominick A. Pagano, Stephen J. Raffay, Ross C. Towne and Daniel C. Tracy as directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. Each of the nominees is currently a director of the Company. Each of the nominees has indicated his willingness to serve, if elected, but if any of such persons should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors.

                                                DIRECTOR                           PRINCIPAL
NAME                                  AGE        SINCE                             OCCUPATION
----                                  ---        -----                             ----------
William B. Bayne, Jr. (1)             39          2003       President, Chief Executive Officer and founder of BBB
                                                             Corporation and 23rd Street Corporation (restaurant
                                                             businesses)

John Moses                            59          2001       Private Investor

Dominick A. Pagano (2)                60          2001       President and Chief Executive Officer of the Company
                                                             and President and Chief Executive Officer of Dapco
                                                             Industries, Inc. (a manufacturer of ultrasonic
                                                             inspection equipment for the steel and railroad
                                                             industries)

Stephen J. Raffay (3)                 76          2000       Retired Vice-Chairman,
                                                             Emhart Corporation (a manufacturer of various
                                                             machinery and consumer products)

Ross C. Towne (4)                     60          2001       President and Chief Financial Officer, The Washington
                                                             Source, Inc. (a custom precision sheet metal
                                                             fabrication and integration company)

Daniel C. Tracy (5)                   63          1999       Chairman of the Board of the Company and Business
                                                             Consultant

(1) Mr. Bayne founded BBB Corporation and 23rd Street Corporation in 1988 and 1994 respectively.

(2) Mr. Pagano became President and Chief Executive Officer of the Company in August 2002 and also serves as President and Chief Executive Officer of Dapco Industries, Inc., a company that he founded in 1972. Mr. Pagano served as Chairman of the Board of Directors of American Environmental Technologies, Inc. from 1988 until 1999. Mr. Pagano has been a director of the Company since July 2001, provided, however, that he did not serve as a director from April 2002 to October 2002.

(3) Mr. Raffay served as a senior executive and as a director of Emhart Corporation until his retirement as Vice Chairman in 1987. Since then he has done consulting work and serves as a member of the boards of directors of a number of companies.

(4) Mr. Towne owned Management Partners, Inc., a management consulting firm, from 1990 to 2000, specializing in business planning, organizational restructuring and operational audits. He has served as President and Chief Financial Officer of The Washington Source, Inc. since 2000.

(5) Mr. Tracy was employed by Arthur Andersen LLP from 1963 until his retirement in 1998, serving since 1975 as a partner. Mr. Tracy is also a director of Great Western Land and Recreation, Inc.

      The Board of Directors recommends that shareholders vote FOR all of the nominees for director.

BOARD AND COMMITTEE MEETINGS AND RELATED MATTERS

      The Company has an Audit Committee, a Compensation Committee and a Nominating Committee of the Board of Directors.

      The Audit Committee, comprised of Messrs. Raffay, Towne and Tracy, held six meetings during 2003. The Audit Committee meets annually to consider the report and recommendation of the Company's independent auditors and is available for additional meetings upon request of such auditors. The Audit Committee's functions also include the engagement and retention of such auditors, adoption of accounting methods and procedures, public disclosures required for compliance with securities laws and other matters relating to the Company's financial accounting and reporting. For additional information regarding the Audit Committee, see the "Report of the Audit Committee" below.

      The Compensation Committee, comprised of Messrs. Moses, Bayne and Raffay, held two meetings during 2003. The Compensation Committee sets the compensation for the executive officers of the Company and establishes compensation policies for the Company's Chief Executive Officer and other executive officers. The Compensation Committee is primarily responsible for the administration of the Company's stock option plans, under which option grants may be made to all employees, officers, directors and consultants.

      The Board of Directors held seven meetings during 2003. No director attended fewer than 75% of the total number of meetings of the Board of Directors and each Committee on which he served.

      The Board of Directors has determined that the following members of the Board are independent directors, as such term is defined in Nasdaq Rule 4200(a)(15): William B. Bayne, Jr., John Moses, Stephen J. Raffay, Ross C. Towne and Daniel C. Tracy.

DIRECTOR NOMINATIONS

      The Board of Directors has recently established a standing Nominating Committee comprised of Messrs. Bayne, Raffay, Towne and Tracy. All of the committee members are independent directors. The duties and responsibilities of the Nominating Committee are set forth in a written Nominating Committee Charter, which the Board of Directors adopted on March 9, 2004. A copy of the Nominating Committee Charter is attached as Appendix B to this Proxy Statement. Nominations of candidates for election as directors may be made by the Nominating Committee or by shareholders. The Nominating Committee will consider directors candidates recommended by the shareholders.

      The general criteria that the Nominating Committee uses to select nominees is: such individual's reputation for integrity, honesty and adherence to high ethical standards; their demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company; their willingness and ability to contribute positively to the decision-making process of the Company; their commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees; their ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders; and no nominee should have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's shareholders and to fulfill the responsibilities of a director.

      A shareholder may nominate one or more persons for election as directors at a meeting of shareholders only if such shareholder has given timely notice in proper written form of his or her intent to make such nomination or nominations. To be timely, such shareholder's notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the later of (i) the 60th calendar day prior to the date of such meeting or (ii) the 10th calendar day following the day on which public announcement is first made of the date of such meeting. In no event shall the public announcement of an adjournment of a meeting commence a new time period for the giving of a shareholder's notice described above. To be in proper form, a shareholder's notice to the Secretary shall set forth:

      - the name and address of the shareholder who intends to make the nomination, the name and address of the person or persons to be nominated;

      - a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting, that the shareholder will continue to be a holder of record of stock of the Company as of the date of such meeting and, if applicable, that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

      - if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

      - such other information regarding each nominee to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and

      - the consent of each nominee to serve as director of the Company if so elected.

      The Chairman of the meeting shall refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING

      Although the Company does not have a formal policy with respect to director attendance at annual meetings, the Company strongly encourages directors to attend the annual meeting. All of our directors except the one director not standing for reelection attended last year's annual meeting, and we expect that all of our directors will attend this year's annual meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties. Absent unusual circumstances, the Chairman of the Board of Directors will, with the assistance of the Company's outside legal counsel, (1) be primarily responsible for monitoring communications from shareholders and other interested parties and
(2) provide copies or summaries of such communications to the other directors as he considers appropriate.

      Shareholders and other interested parties who wish to send communications to the Board should address such communications to Daniel C. Tracy, Chairman of the Board, EDAC Technologies Corporation, 1806 New Britain Ave., Farmington, CT 06032.

FEES OF INDEPENDENT AUDITORS

      The following is a summary of the fees billed by the Company's principal accountant for professional services rendered for the fiscal years ended December 28, 2002 and January 3, 2004.

      FEE CATEGORY         FISCAL 2002 FEES   FISCAL 2003 FEES
      ------------         ----------------   ----------------
      Audit Fees               $111,000           $ 79,145
      Audit-related fees             --                 --
      Tax Fees                       --                 --
      All Other Fees             28,050                 --
                               --------           --------
      Total Fees               $139,050           $ 79,145
                               ========           ========

      AUDIT FEES. Services consist of the audit of the Company's annual financial statements and review of financial statements included in the Company's quarterly reports on Form 10-Q.

      AUDIT-RELATED FEES. Services consist of that which are reasonably related to the performance of the audit or review of the Company's consolidated financial statements, but are not reported under "Audit Fees." No such fees were incurred during the past two years.

      TAX FEES. Services consist of tax return preparation and tax advice for federal and state taxes. Services for 2002 and 2003 were provided by accountants other than the Company's principal accountant.

      ALL OTHER FEES. Services consist of audits of the Company's employee benefit plans. Services for 2003 were provided by accountants other than the Company's principal accountant.

      The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Carlin, Charron & Rosen, LLP.

      The Audit Committee's policy is to pre-approve all audit services, audit related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by case basis.

      The Audit Committee approved all services and fees billed by the Company's principal accountant for the fiscal years ended December 28, 2002 and January 3, 2004.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is comprised of three members of the Company's Board of Directors, Messrs. Raffay, Towne and Tracy. Because the Company's Common Stock is traded on the OTC Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or The Nasdaq Stock Market regarding the composition of the Company's Audit Committee. However, each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) for the listing standards of The Nasdaq Stock Market. The Board has identified Mr. Daniel Tracy as the "Audit Committee Financial Expert" as defined by the rules of the Securities and Exchange Commission (the "Commission"). The duties and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter, which the Board of Directors adopted on March 14, 2001, and amended on March 3, 2003 and March 8, 2004. A copy of the Audit Committee Charter, as amended, is attached as Appendix A to this Proxy Statement.

      The Audit Committee has:

      - reviewed and discussed the Company's audited financial statements for the fiscal year ended January 3, 2004, with the Company's management and with the Company's independent auditors;

      - discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

      - received and discussed with the Company's independent auditors the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors the matters disclosed in the letter and their independence from the Company.

      Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2004, for filing with the Commission.

                                        AUDIT COMMITTEE:

                                        Stephen J. Raffay, Chairman
                                        Ross C. Towne
                                        Daniel C. Tracy

COMPENSATION OF DIRECTORS

      In 2003, the Company paid directors of the Company a $10,000 annual retainer and $1,000 for each non-telephonic Board of Directors or Committee meeting attended. The Chairman of the Board of Directors was paid an additional $5,000 annual retainer and an additional $500 per non-telephonic meeting attended. Each director who serves as Chairman of a committee was paid an additional $500 for each non-telephonic meeting chaired by such director. In addition to the foregoing, the Company paid John Moses $12,000 during 2003 under a consulting agreement with Mr. Moses. The agreement provided for Mr. Moses to perform certain consulting services for the Company as requested by the Company from time to time, including services related to employee matters, customer and supplier relationships, public relations, internal control and financial reporting matters. The agreement was for a three month term commencing on April 1, 2003 and ending on June 30, 2003.

      Each new director of the Company is granted a stock option to purchase 10,000 shares of Common Stock on the day of such director's initial election to the Board of Directors. The exercise price of such options is equal to the fair market value of the Company's Common Stock on the date of grant. Mr. Bayne, who became a director on May 20, 2003 declined his grant of stock options.

EXECUTIVE OFFICERS

      The following table sets forth the name, age and current positions and offices of each executive officer of the Company:

      NAME                  AGE              OFFICE
      ----                  ---              ------
      Dominick A. Pagano     60    President and Chief Executive Officer

      Glenn L. Purple        48    Vice President - Finance, Chief Financial
                                   Officer and Secretary

      Mr. Pagano became President and Chief Executive Officer of the Company in August 2002 and also serves as President and Chief Executive Officer of Dapco Industries, Inc. He has served as President and Chief Executive Officer of Dapco Industries since he founded that company in 1972.

      Mr. Purple joined the Company in February 1982 as Controller. He served as Controller until November 2002, when he was appointed as Vice President - Finance, Chief Financial Officer and Secretary of the Company. Mr. Purple also served as Vice President - Finance and Chief Financial Officer of the Company from 1989 through 1996.

      Officers are elected annually by, and serve at the discretion of, the Board of Directors.

SHAREHOLDER RETURN PERFORMANCE GRAPH

      The following performance graph compares the five year cumulative total shareholder return from investing $100 on December 31, 1998 in the Company's

Common Stock to (i) the Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq (US) Index") and (ii) the Total Return Index for Nasdaq Trucking and Transportation Stocks (the "Nasdaq Transportation Index").

      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF EDAC COMMON STOCK,
               NASDAQ (US) INDEX AND NASDAQ TRANSPORTATION INDEX

                       [FIVE YEAR COMPARISON LINE CHART]

                                             NASDAQ               EDAC
                          NASDAQ (US)    TRANSPORTATION       TECHNOLOGIES
FISCAL YEAR ENDED            INDEX           INDEX            CORPORATION
-----------------            -----           -----            -----------
January 2, 1999             100.000          100.000             100.000
January 1, 2000             185.428           95.309              36.666
December 30, 2000           111.832           86.629              18.602
December 29, 2001            88.766          102.435              40.406
December 28, 2002            61.369          104.326              12.766
January 3, 2004              91.753          149.433              22.396

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors continues to monitor existing compensation plans and initiates additional compensation policies as necessary to enhance the financial performance of the Company. The Compensation Committee and the entire Board strongly believe that the shareholders' best interests are served by a motivated workforce that share in the rewards of achieving defined objectives that improve shareholder value.

      To support the Board objective of rewarding all levels of the organization for the financial successes of the Company and ultimately maximizing shareholder value, the committee has developed an incentive plan that is directly related to shareholder value. This incentive plan applies to all employees of the Company, including the Company's executive officers. The plan was utilized to evaluate executive performance and bonus awards for the 2003 fiscal year. Based on this evaluation, the Compensation Committee did not award bonuses to either of the Company's executive officers for the 2003 fiscal year, although an option to purchase 2,500 shares of the Company's common stock was granted to Glenn Purple, the Company's Chief Financial Officer, in January 2004. Presently, there are no plans for any bonuses or option grants to executive officers until the Company returns to profitability.

      The Company paid Mr. Pagano, its Chief Executive Officer, total compensation of $165,923 during the fiscal year ended January 3, 2004. This amount constituted salary paid under Mr. Pagano's employment agreement with the Company. His employment agreement was amended, without changing his base salary, effective February 2004. The terms of Mr. Pagano's amended employment agreement are described under the heading "Employment Agreements" in this Proxy Statement. The Compensation Committee periodically monitors the compensation amounts of chief executive officers of comparable companies within the same industry as the Company and believes that Mr. Pagano's compensation is reasonable based on his experience and the contributions made, or expected to be made, by him to the Company.

                                        COMPENSATION COMMITTEE:

                                        John Moses, Chairman
                                        William B. Bayne Jr.
                                        Stephen J. Raffay

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

      The following table sets forth certain information concerning compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the only other executive officer of the Company whose total salary and bonus during 2003 exceeded $100,000, (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION
                                   ----------------------------    LONG TERM
                                                                  COMPENSATION
                                                                  ------------
                                                                     AWARDS
                                                                     ------
                                                        OTHER
                                                        ANNUAL     SECURITIES
                                                        COMPEN-    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL                  SALARY     BONUS    SATION       OPTIONS       COMPENSATION
     POSITION               YEAR      ($)       ($)       ($)          (#)              ($)
-------------------------   ----    ------     -----    ------     ----------      ------------
Dominick A. Pagano
 President and Chief        2003   165,923        --        --             --         16,000
Executive Officer (1)       2002    21,923        --        --        140,000         13,000

 Glenn L. Purple
 Vice President and Chief   2003   104,981        --        --             --             --
 Financial Officer (2)      2002    95,365        --        --          5,000          1,750
                            2001        --        --        --             --             --

      (1) Mr. Pagano became President and Chief Executive Officer on August 13, 2002. Other compensation represents director retainer and meeting fees.

      (2) Mr. Purple became Vice-President-Finance, Chief Financial Officer and Secretary on November 19, 2002. Other compensation of $1,750 represents payments to a defined contribution plan.

OPTION GRANTS

      No option grants were made to either of the Named Executive Officers during the 2003 fiscal year. On January 6, 2004, Mr. Purple was granted an option to purchase 2,500 shares at the then market share price of $1.10.

FISCAL YEAR-END OPTION VALUES

      The following table provides certain information regarding options held by the Named Executive Officers at January 3, 2004.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                UNDERLYING                 IN-THE-MONEY
                                                          UNEXERCISED OPTIONS AT            OPTIONS AT
                                                           FISCAL YEAR-END (#)        FISCAL YEAR END ($)(1)
                                                           -------------------        ----------------------
                     SHARES ACQUIRED       VALUE
 NAME                ON EXERCISE (#)    REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
------------------   ---------------    ------------    -------------------------    -------------------------
Dominick A. Pagano         --               --                 140,000/-                    $63,000/-

Glenn L. Purple            --               --                   8,000/5,000                 $1,140/1,800

(1) Based on the last reported sale price of the Common Stock on the OTC Bulletin Board on January 2, 2004 ($1.05), less the option exercise price.

EMPLOYMENT AGREEMENTS

      On August 13, 2002, the Company entered into an Employment Agreement with Mr. Pagano to serve as President and Chief Executive Officer of the Company. The initial term of the agreement was for six months, which automatically extended for successive periods of 90 days unless either party gives the other at least 30 days advance written notice to the contrary.

      As compensation under the agreement, Mr. Pagano was entitled to receive a base salary of $5,000 per month. He also received a stock option to purchase 140,000 shares of the Company's Common Stock pursuant to the Company's 2000-B Employee Stock Option Plan. The option has an exercise price of $0.60 per share, the fair market value of the Company's Common Stock on the date of grant. The option was to vest as follows: 56,000 shares on February 13, 2003; 42,000 shares on August 13, 2003; and 42,000 shares on February 13, 2004. The option, which has a 10-year term, vests immediately if the Company terminates Mr. Pagano's employment without cause (as defined in the agreement) or if, after the employment term, Mr. Pagano ceases to be a director of the Company for any reason other than his voluntary resignation or removal for cause. The Company may terminate Mr. Pagano's employment immediately upon cause or his disability (as defined in the agreement). If the Company terminates Mr. Pagano's employment for any reason other than cause, disability or death, Mr. Pagano is entitled to receive a severance payment equal to his base salary for the then remaining employment term, and shall be entitled to retain his stock option.

      As of February 13, 2003, the Company and Mr. Pagano entered into an amended and restated employment agreement, which replaced his August 13, 2002 employment agreement. Under the new agreement, the initial term of Mr. Pagano's employment agreement was 12 months from the date of the agreement, subject to automatic extensions for successive periods of 90 days unless either party gives the other 30 days advance written notice to the contrary. His base salary was $15,000 per month. In addition, the stock option granted to Mr. Pagano in connection with the August 13, 2002 employment agreement became fully vested. The other terms of the August 13, 2002 employment agreement described above were also contained in the February 13, 2003 agreement.

      As of February 13, 2004, the Company and Mr. Pagano entered into an amended and restated employment agreement, which replaced his February 13, 2003 employment agreement. Under the new agreement, the initial term of Mr. Pagano's employment agreement is 12 months from the date of the agreement, which automatically extends for successive periods of 90 days unless either party gives the other 30 days advance written notice to the contrary. His base salary is $15,000 per month. Under the new agreement, the Company may terminate Mr. Pagano's employment upon cause, disability or upon a change of control (each as defined in the agreement). The Company may also terminate Mr. Pagano's employment, at any time after August 15, 2004 but prior to August 30, 2004, if the Company does not achieve its budgeted net income for the six months ended June 30, 2004. If the Company terminates Mr. Pagano's employment for any reason other than cause, disability, death, change in control, or the failure of the Company to achieve its budgeted net income for the six months ended June 30, 2004, or if Mr. Pagano terminates his employment for "good reason", Mr. Pagano is entitled to receive a lump sum severance payment equal to his base salary for the then remaining employment term. Mr. Pagano can terminate his employment for "good reason" if, during the 12 month period ending February 13, 2005, (i) any of the present directors of the Company do not continue to be a director of the Company for any reason, other than death, disability or vote by shareholders, and a new director is elected or appointed to fill such vacancy, or (ii) the size of the Board is increased by the Board, except as a result of shareholder action, and a new director (or directors) is (are) appointed by the Board to fill the vacancy or vacancies created by such increase. Mr. Pagano can also terminate his employment for "good reason" if his ability to carry out his duties and responsibilities as President and Chief Executive Officer of the Company are circumvented or undermined by the actions of the Board in communicating directly with employees of the Company (other than any such communications contemplated by applicable law, regulation or stock market rule, or by any of the Company's policies or procedures established by the Board in connection with the same).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee consists of independent directors. During the fiscal year ended January 3, 2004, the following board members served on the Compensation Committee: William B. Bayne, John Moses and Stephen J. Raffay. No member of the Compensation Committee was at any time during fiscal year 2003, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors, has appointed Carlin, Charron & Rosen LLP as the Company's independent auditors for the 2004 fiscal year. Carlin, Charron & Rosen LLP has served as the Company's independent auditors since August 2003. Although this appointment is not required to be submitted to a vote of shareholders, the Company believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholder ratification is not received, the Audit Committee of the Board of Directors may reconsider the appointment of Carlin, Charron & Rosen LLP.

      It is expected that a representative of Carlin, Charron & Rosen LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions.

INFORMATION REGARDING CHANGE OF AUDITORS

      On August 5, 2003, the Company's Board of Directors, upon recommendation of its Audit Committee, approved the engagement of Carlin, Charron & Rosen LLP to replace Deloitte & Touche LLP as the Company's auditors. Deloitte & Touche LLP's report on the Company's consolidated financial statements for the fiscal year ended December 28, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 28, 2002, and through August 5, 2003 (the date that the Company filed a Current Report on Form 8-K disclosing its decision to no longer engage Deloitte & Touche LLP), there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

      During the Company's fiscal year ended December 28, 2002 and December 29, 2001, and through August 8, 2003, the Company did not consult Carlin, Charron & Rosen LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

      On May 16, 2002, the Company's Board of Directors, upon recommendation of its Audit Committee, approved the engagement of Deloitte & Touche LLP to replace Arthur Andersen LLP as the Company's auditors. Arthur Andersen LLP's reports on the Company's consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen LLP's report on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 was modified as to the Company's ability to continue as a going concern. During the Company's fiscal years ended December 29, 2001 and December 30, 2000, and through May 21, 2002 (the date that the Company filed a Current Report on Form 8-K disclosing its decision to no longer engage Arthur Andersen LLP), there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

      During the Company's fiscal years ended December 29, 2001 and December 30, 2000, and through May 21, 2002, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

                               SECURITY OWNERSHIP

      The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of February 17, 2004 by (i) each director, nominee for director and Named Executive Officer, (ii) each person or entity known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock and (iii) all directors and executive officers as a group.

      The Company has determined beneficial ownership in accordance with the rules of the Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned, except to the extent authority is shared with spouses under applicable law. Shares of Common Stock subject to options that are either currently exercisable or exercisable within 60 days of February 17, 2004 are deemed to be outstanding and to be beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                        NUMBER OF SHARES                       PERCENT
NAME                                                   BENEFICIALLY OWNED                     OF CLASS
----                                                   ------------------                     --------
William B. Bayne Jr. (1)                                     400,008                             9.0

John Moses (2)                                               551,190                            12.4

Dominick A. Pagano (3)                                       340,738                             7.4

Glenn L. Purple (4)                                           38,638                               *

Stephen J. Raffay (5)                                         18,000                               *

Ross C. Towne (6)                                             91,256                             2.0

Daniel C. Tracy (7)                                          122,468                             2.7

All Directors and Executive Officers as a
group (7 persons) (8)                                      1,562,298                            33.3

      *Represents beneficial ownership of less than 1%.

      (1)   Mr. Bayne's address is 714 South 19th Street, Arlington, Virginia
            22202.

      (2) Includes 10,000 shares subject to stock options held by Mr. Moses. Mr. Moses' address is 3616 North Albemarle Street, Arlington, Virginia, 22207.

      (3) Includes 140,000 shares subject to stock options held by Mr. Pagano. Mr. Pagano's address is 1806 New Britain Avenue, Farmington, Connecticut 06032.

      (4)   Includes 9,667 shares subject to stock options held by Mr. Purple.

      (5)   Includes 10,000 shares subject to stock options held by Mr. Raffay.

      (6)   Includes 10,000 shares subject to stock options held by Mr. Towne.

      (7)   Includes 65,000 shares subject to stock options held by Mr. Tracy.

      (8) Includes 244,667 shares subject to stock options held by all directors and executive officers as a group.

      The above beneficial ownership information is based upon information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes and may include shares as to which beneficial ownership is disclaimed.

                             SHAREHOLDER PROPOSALS

      Any shareholder who desires to submit a proposal for inclusion in the proxy statement and form of proxy for the Company's 2005 Annual Meeting must submit the proposal in writing to Glenn L. Purple, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032, no later than December 8, 2004.

      The Company's Amended and Restated By-Laws require a shareholder to give advance notice of any proposal, including the nomination of candidates for the Board of Directors, that the shareholder wishes to bring before a meeting of shareholders of the Company. In general, for a proposal to be brought before a meeting of shareholders by a shareholder, written notice of the shareholder proposal must be delivered to, or mailed to and received by, the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the later of (i) the 60th calendar day prior to the date of such meeting or (ii) the 10th calendar day following the day on which public announcement is first made of the date of such meeting. The written notice of a shareholder proposal must contain all of the information required by the Company's Amended and Restated By-Laws. Notices of intention to present proposals at the 2005 Annual Meeting should be addressed to Glenn L. Purple, Secretary, EDAC Technologies Corporation, 1806 New Britain Avenue, Farmington, Connecticut 06032.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Company's equity securities on Forms 4 or 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms actually furnished to the Company, and written representations of certain of the

Company's directors and executive officers that no forms were required to be filed, the Company believes that during fiscal year 2003, all directors, executive officers and 10% shareholders of the Company have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

                                  OTHER MATTERS

      The Board of Directors does not know of any other matters which may be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

      All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

      THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                        By Order of the Board of Directors

                                        /s/Glenn L. Purple

                                        Glenn L. Purple, Secretary

Farmington, Connecticut
April 7, 2004

                                                                      APPENDIX A

                          EDAC TECHNOLOGIES CORPORATION
                             AUDIT COMMITTEE CHARTER

                          (As amended on March 8, 2004)

      MISSION AND PURPOSE

                  The Audit Committee ("the Committee") is appointed by the Board of Directors ("the Board") of EDAC Technologies Corporation (the "Company") to assist the Board in monitoring: (1) the integrity of the Company's financial statements; (2) the compliance by the Company with legal and regulatory requirements; and (3) the performance and independence of the Company's external auditors.

      GENERAL GUIDELINES

      RESPONSIBILITIES

                  The Committee shall be responsible for overseeing: the accounting and financial reporting process, the system of internal controls, the audits of the Company's financial statements and the audit process, and the independent public accountants. Management of the company is responsible for the preparation of financial statements, and ensuring that the statements are complete, accurate and prepared in accordance with generally accepted accounting principles. Management is also responsible for ensuring compliance with laws and regulations. The independent public accountants are responsible for planning and conducting audits in accordance with generally accepted auditing standards.

                  In carrying out its responsibilities, the Committee will maintain and facilitate free and open communication between directors, the independent public accountants and the management of the Company.

      SIZE AND COMPOSITION

                  The Committee shall consist of no fewer than three directors, each of whom shall meet the requirements of applicable Nasdaq rules (including Rules 4200(a)(15) and 4350(d)) and Section 301 of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission ("SEC") rules promulgated thereunder (including Exchange Act Rule 10A-3). Accordingly, all members of the Committee will be independent directors (as independence is defined under Nasdaq Rule 4350(d)(2)(A) and under Exchange Act Rule 10A-3(b)(1)); all members of the Committee will be able to read and understand fundamental financial statements (including balance sheets, income statements and cash flow statements); no member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; at least one member of the Committee will meet the financial sophistication requirements set forth in Nasdaq Rule 4350(d)(2)(A); and at least one member of the Committee shall be an "audit committee financial expert" as that term is defined in Item 410(h) of SEC Regulation S-K. The Board shall appoint the Committee's Chairperson and members annually or until successors shall be qualified and elected.

      CHARTER

                  The Committee shall maintain a written charter that is approved by the Board. The Committee shall review and reassess the adequacy of the charter at least annually.

      OVERSIGHT BY THE BOARD OF DIRECTORS

                  The Board will approve the Committee's charter and revisions, and will determine annually that the Committee's members meet the independence and experience requirements of Nasdaq and the SEC. The Committee acts on the Board's behalf in the matters outlined in this charter and is hereby given all the resources and authority necessary to properly discharge its duties and responsibilities.

                  The Committee will report its activities to the full Board on a regular basis so the Board is kept informed of its activities on a current basis.

      MEETINGS

                  The Committee will meet at least four times per year, or more frequently as circumstances dictate. The Committee will review quarterly reports of earnings prior to the release of earnings to the public and the filing of the SEC Forms 10-K and 10-Q. The Committee shall meet when necessary but at least once a year with the Chief Financial Officer and the independent public accountants in private meetings.

                  Participation of External Auditors and Other Advisors. The Committee will engage the Company's independent public accountants in discussions required by their professional standards and other relevant regulatory requirements prior to the filing of forms 10K and 10Q. The Committee shall have the authority to retain special independent legal, accounting or other consultants and advisers to advise the Committee as it determines necessary to carry out its duties, and the Company shall provide the Committee with appropriate funding (as the Committee shall determine) for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Committee and
      (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel (in addition to the independent public accountants) to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      EXTERNAL AUDITORS

                  Appointment and Termination. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants or any other registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee. The Committee shall evaluate the performance of the independent public accountants and, if so determined by the Committee, replace the independent public accountants.

                  Approval of Audit and Non-Audit Services. The Committee will approve in advance, the retention of the independent public accounting firm for all audit services, as well as any non-audit service that such firm is not prohibited from performing for the Company and approve the fees for any such services.

                  Independence. The Committee will ensure that the independent public accountants provide periodic written reports to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with the Independence Standards Board Standard No. 1. The Committee will actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to oversee the independence of the independent public accountants.

                  Review. The Committee will review with the independent public accountants and, if it deems it appropriate, management:

-     Prior to the annual audit, the scope, approach, planning and staffing;

-     Significant accounting policies;

- Changes to the Company's auditing and accounting principles and practices as suggested by the independent public accountants or management;

-     Audit conclusions regarding significant accounting estimates and reserves;

-     Proposed fee arrangements for ongoing and special projects;

- Assessments of the adequacy of internal controls and disclosure controls and procedures;

- The resolution of identified material weaknesses and reportable conditions in internal controls and disclosure controls and procedures (including the prevention or detection of management override or compromise of the internal control system);

- The Company's compliance with laws and regulations having to do with accounting and financial matters;

- Any problems or difficulties the independent public accountants may have encountered and any Management Letter comments provided by the independent public accountants and management's responses thereto;

- Reports from the independent public accountants regarding (a) critical accounting policies used by the Company in its financial statements; (b) all alternative treatments of financial information within generally accepted accounting principles that the independent public accountants have discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent public accountants; and (c) other material written communications between the independent public accountants and management; and

-     The matters described under "Financial Statements" below.

                  The independent public accountants shall provide assurance to the Committee that their audit was conducted in accordance with generally accepted auditing standards including provisions contained in Section 10A of the Securities Exchange Act of 1934.

                  The Committee should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or potentially relevant matters, and to answer questions from other directors.

      FINANCIAL STATEMENTS

                  Year-End Financial Statements. The Committee will review with management and the independent public accountants the Company's interim and year-end financial statements, including management's discussion and analysis and audit findings (including any significant suggestions for improvements provided to management by the independent public accountants). Such review will include a discussion of significant adjustments recorded and other matters required to be discussed by Statement on Auditing Standards No.61 relating to the conduct of the audit. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

                  Quarterly Financial Statement. The Committee will review with management and the independent public accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q. The Committee will engage in discussions with the independent public accountants with respect to the impact of significant events, transactions and changes in accounting estimates considered by the independent public accountants in performing the quarterly review.

                  Quality of Financial Reporting. The members of the Committee will discuss among themselves and with management and the independent public accountants, the quality (not just the acceptability) of the Company's accounting principles and underlying estimates in the financial statements.

                  Briefings. The Committee will request from financial management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the Financial Accounting Standards Board ("FASB"), the Securities and Exchange Commission ("SEC") or other regulatory bodies, that have an effect on the financial statements.

                  Inquiries. The Committee will inquire:

- About the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements: and

- Of management and the independent public accountants if there were any significant financial accounting or reporting issues and /or disagreements discussed during the accounting period and, if so, how they were resolved.

      LEGAL MATTERS

                  The Committee will discuss and review with management, company counsel, and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies or claims, the Company's compliance policies and any material reports or inquires received from regulators or government agencies. The Committee should understand how such matters are reflected in the Company's financial statements.

                  The Committee will discuss and review with management and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

      OTHER

                  Investigations. The Committee will initiate the investigation of any matter brought to its attention within the scope of its duties, with the power and funding to retain outside counsel and other advisers.

                  Proxy Statement Report. The Committee will prepare a report for inclusion in the Company's proxy statement for its annual meeting of stockholders describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues required by the rules of the SEC.

                  Financial Risk Exposures. The Committee will meet periodically with management to review the Company's major financial risk exposures and steps management has taken to monitor and control such exposures.

                  Internal Audit. The Committee will discuss the scope and staffing of an internal audit function and if an internal audit function is formed, the Committee will review the plans and findings of the internal audits and will meet in executive sessions with the head of Internal Auditing.

                  Related Party Transactions. The Committee will be responsible for reviewing related party transactions for potential conflicts of interest and approving related party transactions.

                  Complaints. The Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company or its subsidiaries of concerns regarding questionable accounting or auditing matters.

                  Officer Expense Accounts. The Committee will direct that an annual report of senior officer expense reports and perquisites be performed and reported to the Committee.

                                                                      APPENDIX B

                          EDAC TECHNOLOGIES CORPORATION
                          NOMINATING COMMITTEE CHARTER

PURPOSE

The principal purpose of the Nominating Committee (the "Committee"), in its capacity as a committee of the Board of Directors, is to (i) identify individuals qualified to become members of the Board of Directors and (ii) recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of shareholders.

STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board of Directors, and the Committee's composition shall meet the requirements of applicable Nasdaq rules. Accordingly, all members of the Committee shall be "independent" directors, as defined by such rules. Members of the Committee shall be appointed by the Board of Directors. Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote. The compensation of Committee members shall be as determined by the Board of Directors. The Board of Directors may remove any member of the Committee from such Committee, with or without cause.

AUTHORITY AND RESPONSIBILITIES

      1. Selection of Director Nominees. The Committee shall be responsible for (i) identifying individuals qualified to become members of the Board of Directors and (ii) recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of shareholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

      2. Criteria for Selecting Directors. Directors shall not be required to meet any specific or minimum qualifications. The Committee shall, however, use the criteria set forth below to guide its selection process. The Committee shall be responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

            - Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

            - Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company.

            - Nominees should be willing and able to contribute positively to the decision-making process of the Company.

            - Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees.

            - Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

            - Nominees should not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's shareholders and to fulfill the responsibilities of a director.

      3. Shareholder Nominees. The Committee shall consider nominees for the Board of Directors recommended by shareholders. Nominations by shareholders must be submitted in accordance with the procedures set forth in Section 2.05 of the Company's By-laws.

      4. Selection Process. The Committee shall review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of shareholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

      5. Search Firms. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of any search firm engaged by the Committee.

PROCEDURES AND ADMINISTRATION

      1. Meetings. The Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

      2. Subcommittees. The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

      3. Reports to the Board. The Committee shall report regularly to the Board.

      4. Charter. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5. Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                         EDAC TECHNOLOGIES CORPORATION

                                  MAY 4, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




-- Please detach along the perforated line and mail in the envelope provided. --

-----------------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR AGAINST ABSTAIN
                                                                                                                 [ ]    [ ]    [ ]
     1. ELECTION OF DIRECTORS:                         2. To ratify the appointment of Carlin, Charron & Rosen,
                                                          LLP as independent auditors of the Company for the
                         NOMINEES                         fiscal year ending January 1, 2005.
[ ] FOR ALL NOMINEES     William B. Bayne, Jr.
                         John Moses                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
[ ] WITHHOLD AUTHORITY   Dominick A. Pagano            PROMPTLY USING THE ENCLOSED ENVELOPE.
    FOR ALL NOMINEES     Stephen J. Raffay
                         Ross C. Towne
[ ] FOR ALL NOMINEES     Daniel C. Tracy
    EXCEPT
    (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and write the nominee(s) name(s) on the lines provided below.

     ------------------------------------------

     ------------------------------------------

----------------------------------------------------




----------------------------------------------------

To change the address on your account, please    [ ]
check the box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.

----------------------------------------------------

Signature of Shareholder                       Date:             Signature of Shareholder                       Date:
                        ----------------------      ------------                         ----------------------      ------------

     NOTE: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign.
When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         EDAC TECHNOLOGIES CORPORATION

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 4, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints each of Glenn L. Purple and Edward J. Samorajczyk, Jr., and each of them, as proxies (with full power of substitution) of the undersigned to attend the Annual Meeting of Shareholders of EDAC Technologies Corporation (the "Company") to be held on May 4, 2004 at 11:00 a.m., local time, at the offices of the Company, 1790 New Britain Avenue, Farmington, Connecticut and any adjournment thereof, and to vote the shares of common stock of the Company held by the undersigned on April 2, 2004, as specified on the reverse side and on any other matters that may properly come before said meeting, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSAL 2.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)